S1 Corporation Reports Second Quarter 2009 Results
Revenue Increased 8% in the Second Quarter Compared to the Same Period in 2008
Company Reaffirms Full Year 2009 Guidance

Norcross, Georgia, August 4, 2009 -- S1 Corporation (Nasdaq:SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the second quarter of 2009:

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Total revenue in the second quarter of 2009 increased 8 percent to $60.8 million from $56.5 million in the second quarter of 2008.  Total revenue in the six months ended June 30, 2009 increased 7 percent to $119.1 million from $111.2 million in the six months ended June 30, 2008.

■
GAAP earnings were $4.6 million or $0.08 per share (diluted) in the second quarter of 2009 compared to GAAP earnings of $5.1 million or $0.09 per share (diluted) in the second quarter of 2008.  GAAP earnings were $13.6 million or $0.25 per share (diluted) in the six months ended June 30, 2009, a $0.07 increase over GAAP earnings of $10.3 million or $0.18 per share (diluted) in the six months ended June 30, 2008.  These figures include stock based compensation expense of $3.1 million or $0.06 per share and $2.3 million or $0.04 per share in the second quarter of 2009 and 2008, respectively, and $560 thousand or $0.01 per share and $4.2 million or $0.07 per share in the six months ended June 30, 2009 and 2008, respectively.

■
Adjusted EBITDA in the second quarter of 2009 was $11.6 million compared to $11.1 million in the second quarter of 2008.  Adjusted EBITDA in the six months ended June 30, 2009 was $22.2 million compared to $22.0 million in the six months ended June 30, 2008.   Adjusted EBITDA does not include stock based compensation expense, and is described below (1) and reconciled to GAAP Net income in Tables 4, 5 and 6.

■
Total revenue from international operations in the second quarter of 2009 increased 12 percent to $17.6 million from $15.8 million in the second quarter of 2008.  Total revenue from international operations in the six months ended June 30, 2009 increased 9 percent to $33.4 million from $30.6 million in the six months ended June 30, 2008.

■
Net cash provided by operating activities was $16.5 million and $16.3 million in the six months ended June 30, 2009 and 2008, respectively.  The Company ended the second quarter of 2009 with $75.2 million in cash and cash equivalents.

“We had another solid quarter of revenue growth and I am pleased with the progress we have made executing on our 2009 business plan,” said Johann Dreyer, Chief Executive Officer of S1.  “Despite the challenging economic environment, our sales momentum and pipeline remain strong and we are reaffirming our full year guidance of $240 to $245 million in revenue and $47 to $50 million in Adjusted EBITDA.”

(1) Adjusted EBITDA

See Tables 4, 5 and 6 for reconciliations of Adjusted EBITDA to GAAP Net income.

This press release includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalent of which is Net income.  We define Adjusted EBITDA as Net income less net interest income, plus income taxes, depreciation, amortization of intangibles, and stock-based compensation expense.  A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the reconciliation of GAAP to non-GAAP financial measures in Tables 4, 5 and 6.  We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations.

We believe that excluding depreciation, amortization, stock-based compensation expense, net interest income and income tax expense provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on management estimates of remaining useful lives.  Additionally, while stock-based compensation is an important part of overall compensation expense, a portion of our stock-based compensation expense is the result of cash-settled stock appreciation rights that are revalued each quarter for GAAP earnings based on the closing price of the Company's stock on the last day of the quarter.  Consequently, fluctuations in our stock price can have a significant impact on the Company's reported GAAP earnings.  Additionally, it is possible that the Company may begin recording income tax provisions for GAAP earnings despite being able to reduce taxes payable through the potential use of net operating loss carry forwards and other tax credits.

Although we believe, for the foregoing reasons, that our presentation of a non-GAAP financial measure provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial results should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial results. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measure may be different from such measures used by other companies.

Adjusted EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to -- not a substitute for -- our results of operations presented on the basis of accounting principles generally accepted in the United States.  Adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, Adjusted EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe Adjusted EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization, and stock-based compensation expense which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

Our management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the Board of Directors, stockholders, analysts and investors concerning our financial performance.

Conference Call Information
Company management will host a conference call for interested parties to discuss its second quarter results on Wednesday, August 5, 2009, at 8:30 a.m. ET.  A webcast of the call will be available through the Company's website, www.s1.com.  The conference call will contain forward-looking statements and other material information. A replay of the call will be available for two weeks following the call on the Company's website.

About S1
S1 Corporation (Nasdaq: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors under three brand names: Postilion, S1 Enterprise and FSB Solutions. Additional information about S1 solutions is available at www.s1.com, www.postilion.com, www.S1enterprise.com, and www.fsb-solutions.com.

Forward Looking Statements

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. Forward-looking statements may include projections of our revenue, expenses, Adjusted EBITDA, capital expenditures, earnings per share, product development projects, future economic performance or management objectives.  These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com  or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements.  Except as provided by law, we undertake no obligation to update any forward-looking statement for any reason, even if new information becomes available.

Investor Contact:
Paul M. Parrish
Chief Financial Officer
404.923.3500
paul.parrish@s1.com

S1 Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)
TABLE 1

	Three Months Ended		Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Revenue:
Software licenses	$12,311	$8,117	$23,929	$17,652
Support and maintenance	13,612	12,595	26,097	24,298
Professional services	24,090	23,736	47,165	44,858
Data center	10,829	12,040	21,939	24,353
Total revenue	60,842	56,488	119,130	111,161

Operating expenses:
Cost of software licenses (1)	1,272	1,145	2,112	2,137
Cost of professional services, support and maintenance (1)	18,537	18,033	36,797	35,525
Cost of data center (1)	7,118	6,401	14,090	12,958
Selling and marketing	9,429	9,343	16,251	17,559
Product development	8,973	7,027	17,145	13,782
General and administrative	7,487	6,383	12,003	12,818
Depreciation and amortization of intangible assets	2,427	2,203	5,000	4,428
Total operating expenses	55,243	50,535	103,398	99,207

Operating income	5,599	5,953	15,732	11,954
Interest and other (expense) income, net	(528)	124	(518)	418
Income tax expense	(440)	(941)	(1,639)	(2,046)
Net income	$4,631	$5,136	$13,575	$10,326

Earnings per share:
Basic	$0.09	$0.09	$0.25	$0.18
Diluted	$0.08	$0.09	$0.25	$0.18

Weighted average common shares outstanding - basic	52,868,795	56,622,937	52,851,339	56,587,193
Weighted average common shares outstanding - diluted	53,601,856	57,354,991	53,515,854	57,220,150

(1)
Excludes charges for depreciation. Cost of software licenses includes amortization of acquired technology of $500 thousand and $700 thousand for the three months ended June 30, 2009 and 2008, respectively, and $900 thousand and $1.4 million for the six months ended June 30, 2009 and 2008, respectively.

S1 Corporation
Consolidated Balance Sheets
(In thousands, except share data)
TABLE 2

	(Unaudited)
	June 30,	December 31,
	2009	2008

Assets
Current assets:
Cash and cash equivalents	$75,207	$63,840
Accounts receivable, net	57,136	42,561
Prepaid expenses	4,788	5,123
Other current assets	3,035	3,575
Total current assets	140,166	115,099
Property and equipment, net	23,132	23,015
Intangible assets, net	6,105	7,585
Goodwill, net	126,671	124,362
Other assets	7,738	8,625
Total assets	$303,812	$278,686

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,818	$1,366
Accrued compensation and benefits	14,214	16,147
Accrued restructuring	2,136	2,323
Accrued other expenses	11,953	10,271
Deferred revenues	33,762	25,271
Current portion of debt obligation	2,074	3,917
Total current liabilities	66,957	59,295
Debt obligation, excluding current portion	5,494	6,196
Accrued restructuring, excluding current portion	2,480	3,443
Other liabilities	1,456	1,012
Total liabilities	$76,387	$69,946

Stockholders' equity:
Preferred stock	10,000	10,000
Common stock	529	528
Additional paid-in capital	1,793,841	1,791,924
Accumulated deficit	(1,574,382)	(1,587,957)
Accumulated other comprehensive loss	(2,563)	(5,755)
Total stockholders' equity	227,425	208,740
Total liabilities and stockholders' equity	$303,812	$278,686

Preferred shares issued and outstanding	749,064	749,064
Common shares issued and outstanding	52,912,688	52,799,310

S1 Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
TABLE 3

	Three Months Ended		Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Cash flows from operating activities:
Net income	$4,631	$5,136	$13,575	$10,326
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	2,884	2,865	5,915	5,835
Provision for doubtful accounts receivable and billing adjustments	307	(728)	(92)	(385)
Stock based compensation expense	3,091	2,305	560	4,193
Changes in assets and liabilities
Increase in accounts receivable	(2,840)	(3,362)	(11,630)	(8,627)
(Increase) decrease in prepaid expenses and other assets	(1,536)	(133)	(1,254)	107
Increase in accounts payable	967	131	1,381	1,157
(Decrease) increase in income taxes payable	(308)	90	627	1,229
Increase (decrease) in accrued expenses and other liabilities	2,337	623	(733)	(2,009)
(Decrease) increase in deferred revenues	(286)	4,613	8,187	4,473
Net cash provided by operating activities	9,247	11,540	16,536	16,299
Cash flows from investing activities:
Maturities of short-term investment securities	231	5,595	917	11,450
Purchases of short-term investment securities	-	(801)	-	(982)
Amounts released in escrow related to sale of business	-	-	-	3,712
Purchases of property, equipment and technology	(1,484)	(2,506)	(4,506)	(4,717)
Net cash (used in) provided by investing activities	(1,253)	2,288	(3,589)	9,463
Cash flows from financing activities:
(Payments) proceeds from exercise of employee stock options	(12)	53	142	828
Payments on capital leases and debt obligations	(615)	(935)	(2,545)	(1,868)
Repurchase and retirement of common stock	-	-	-	(1,739)
Net cash used in financing activities	(627)	(882)	(2,403)	(2,779)
Effect of exchange rate changes on cash and cash equivalents	1,452	(636)	823	(561)
Net increase in cash and cash equivalents	8,819	12,310	11,367	22,422
Cash and cash equivalents at beginning of period	66,388	55,123	63,840	45,011
Cash and cash equivalents at end of period	$75,207	$67,433	$75,207	$67,433

S1 Corporation
Consolidated Statements of Operations
(In thousands)
(Unaudited)
TABLE 4

	Three Months Ended		Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Revenue:
Software licenses	$12,311	$8,117	$23,929	$17,652
Support and maintenance	13,612	12,595	26,097	24,298
Professional services	24,090	23,736	47,165	44,858
Data center	10,829	12,040	21,939	24,353
Total revenue	60,842	56,488	119,130	111,161

Operating expenses:
Cost of software licenses	1,272	1,145	2,112	2,137
Cost of professional services, support and maintenance	18,537	18,033	36,797	35,525
Cost of data center	7,118	6,401	14,090	12,958
Selling and marketing	9,429	9,343	16,251	17,559
Product development	8,973	7,027	17,145	13,782
General and administrative	7,487	6,383	12,003	12,818
Depreciation and amortization of intangible assets	2,427	2,203	5,000	4,428
Total operating expenses (1)	55,243	50,535	103,398	99,207

Operating income	5,599	5,953	15,732	11,954
Interest and other (expense) income, net	(528)	124	(518)	418
Income tax expense	(440)	(941)	(1,639)	(2,046)
Net income	$4,631	$5,136	$13,575	$10,326

Reconciliation to Adjusted EBITDA:
Net income	$4,631	$5,136	$13,575	$10,326
Interest and other (expense) income, net	528	(124)	518	(418)
Income tax expense	440	941	1,639	2,046
Depreciation	2,144	1,921	4,435	3,863
Amortization	740	944	1,480	1,972
Stock based compensation expense	3,091	2,305	560	4,193
Adjusted EBITDA	$11,574	$11,123	$22,207	$21,982

(1) Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$213	$27	$61	$73
Cost of data center	23	22	43	47
Selling and marketing	1,147	882	(73)	1,606
Product development	236	262	106	584
General and administrative	1,472	1,112	423	1,883
	$3,091	$2,305	$560	$4,193

S1 Corporation
Enterprise Segment
Statements of Operations
(In thousands)
(Unaudited)
TABLE 5

	Three Months Ended		Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Revenue:
Software licenses	$1,683	$2,437	$4,470	$4,026
Support and maintenance	5,002	4,499	9,667	8,205
Professional services	17,741	18,104	36,315	35,194
Data center	6,986	7,032	14,226	14,135
Total revenue	31,412	32,072	64,678	61,560

Operating expenses:
Cost of software licenses	203	418	513	752
Cost of professional services, support and maintenance	10,730	10,999	22,321	21,631
Cost of data center	4,041	3,735	8,057	7,680
Selling and marketing	4,632	4,133	7,018	7,971
Product development	5,627	4,472	10,682	8,570
General and administrative	3,616	3,339	5,939	6,939
Depreciation and amortization of intangible assets	1,229	1,110	2,537	2,265
Total operating expenses (1)	30,078	28,206	57,067	55,808

Operating income	$1,334	$3,866	$7,611	$5,752

Reconciliation to Adjusted EBITDA:
Operating income	$1,334	$3,866	$7,611	$5,752
Depreciation	1,229	1,110	2,537	2,265
Amortization	61	62	122	207
Stock based compensation expense	1,794	1,410	280	2,720
Adjusted EBITDA	$4,418	$6,448	$10,550	$10,944

(1) Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$39	$15	$77	$38
Cost of data center	6	10	8	23
Selling and marketing	935	570	(139)	1,128
Product development	196	228	26	507
General and administrative	618	587	308	1,024
	$1,794	$1,410	$280	$2,720

S1 Corporation
Postilion Segment
Statements of Operations
(In thousands)
(Unaudited)
TABLE 6

	Three Months Ended		Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Revenue:
Software licenses	$10,628	$5,680	$19,459	$13,626
Support and maintenance	8,610	8,096	16,430	16,093
Professional services	6,349	5,632	10,850	9,664
Data center	3,843	5,008	7,713	10,218
Total revenue	29,430	24,416	54,452	49,601

Operating expenses:
Cost of software licenses	1,069	727	1,599	1,385
Cost of professional services, support and maintenance	7,807	7,034	14,476	13,894
Cost of data center	3,077	2,666	6,033	5,278
Selling and marketing	4,797	5,210	9,233	9,588
Product development	3,346	2,555	6,463	5,212
General and administrative	3,871	3,044	6,064	5,879
Depreciation and amortization of intangible assets	1,198	1,093	2,463	2,163
Total operating expenses (1)	25,165	22,329	46,331	43,399

Operating income	$4,265	$2,087	$8,121	$6,202

Reconciliation to Adjusted EBITDA:
Operating income	$4,265	$2,087	$8,121	$6,202
Depreciation	915	811	1,898	1,598
Amortization	679	882	1,358	1,765
Stock based compensation expense	1,297	895	280	1,473
Adjusted EBITDA	$7,156	$4,675	$11,657	$11,038

(1) Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$174	$12	$(16)	$35
Cost of data center	17	12	35	24
Selling and marketing	212	312	66	478
Product development	40	34	80	77
General and administrative	854	525	115	859
	$1,297	$895	$280	$1,473